UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): August 9, 2018
_______________________

Welbilt, Inc.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            2227 Welbilt Boulevard, New Port Richey, Florida 34655
(Address of principal executive offices, including ZIP code)

(727) 375-7010
(Registrant’s telephone number, including area code)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Conditions.

On August 9, 2018, Welbilt, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2018. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company further announced that it has revised its presentation of Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Share, which are non-GAAP financial measures, to exclude the impact of foreign currency transaction gains and losses. In order to assist investors in understanding the impact of this change and for comparability purposes, attached as Exhibit 99.2 hereto and incorporated herein by reference is a recast presentation of the impacted non-GAAP financial measures to conform to the revised presentation for fiscal years ended December 31, 2016 and 2017 and the quarters ended March 31, June 30, September 30 and December 31, 2017 and March 31, 2018.

Neither the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K, nor the recast non-GAAP financial information furnished as Exhibit 99.2 to this Current Report on Form 8-K, shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit

Exhibit No.	Description	Furnished Herewith

99.1	Press Release dated August 9, 2018, regarding the earnings of Welbilt, Inc. for the quarter ended June 30, 2018.	X
99.2	Non-GAAP Financial Measures: Recast Historical Adjusted Net Earnings and Adjusted Net Earnings Per Share.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: August 9, 2018	By:	/s/ Haresh Shah
Haresh Shah
Executive Vice President & Chief Financial Officer

3